UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                (First Amendment)

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     May 17, 2002
                                                -------------------------------



                               KORE HOLDINGS, INC.
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          (Exact name of registrant as specified in its in its charter)



         Nevada                     0-28555                   86-0960464
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(State or other jurisdiction     (Commission                 (IRS Employer
  of incorporation)               File Number)              Identification No.)



                 41667 Yosemite Pines Drive, Oakhurst, CA 93644
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Registrant's telephone number, including area code   (559)-692-2474
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                                 NOT APPLICABLE
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Portions of the following documents are incorporated by reference into Item 2 of this Form 8-K: Item 2 of the Company's Form 8-K dated May 30, 2002 and filed with the Securities and Exchange Commission on May 30, 2002.

Item 1.  Changes in Control of Registrant.

         Not Applicable

Item 2.  Acquisition or Disposition of Assets.

         In a Form 8-K dated May 30, 2002 filed with the Securities and Exchange Commission on May 30, 2002, the Company reported the acquisition of First Washington Financial Corporation, a Nevada corporation. Item 2 of that Form 8-K is incorporated herein by reference. The purpose of this Form 8-K is to file financial statements relating to that reported event.

Item 3.  Bankruptcy or Receivership.

         Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant.

         Not Applicable

Item 5.  Other Events and Regulation FD Disclosure.

         Not Applicable

Item 6.  Resignations of Registrant's Directors.

         Not Applicable

Item 7.  Financial Statements and Exhibits.

INDEX TO EXHIBITS.

EXHIBIT
NUMBER       DESCRIPTION OF DOCUMENT

  99.1       Unaudited Condensed Consolidated Pro Forma Financial Statements

  99.2 First Washington Financial Corporation Financial Statements for the Six Months ended March 31, 2002 and 2001

  99.3 First Washington Financial Corporation Financial Statements for the year ended September 30, 2001 and the Period May 25, 2000 (Inception) to September 30, 2000

Item 8.  Change in Fiscal Year.

         Not Applicable

Item 9.  Regulation FD Disclosure.

         Not Applicable

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

         Not Applicable

Item 11.  Temporary Suspension of Trading Under Registrant's Employee Benefit
          Plans

         Not Applicable

Item 12.  Results of Operations and Financial Condition.

         Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

KORE HOLDINGS, INC.

Dated:  January 18, 2005

/s/Denis C. Tseklenis
Chief Executive Officer